                                                                    Exhibit 10.7

                              UNWIRED PLANET, INC.

                                VOTING AGREEMENT


        This VOTING AGREEMENT (the "Agreement") is made and entered into this 23rd day of January, 1998 by and among Unwired Planet, Inc., a Delaware corporation (the "Company"), Alain Rossmann, Charles M. Parrish and Bruce V. Schwartz (collectively the "Shareholders"), those purchasers of Series A Preferred Stock of the Company who are signatories to this Agreement (the "Series A Investors"), those purchasers of Series B Preferred Stock of the Company who are signatories to this Agreement (the "Series B Investors") and those purchasers of Series D Preferred Stock of the Company who are signatories to this Agreement (the "Series D Investors," and collectively with the Series A Investors and the Series B Investors, the "Investors).

                                    RECITALS

        A. In connection with the prior issuance of its outstanding Series A Preferred Stock (the "Series A Preferred Stock") to the Series A Investors and its outstanding Series B Preferred Stock (the "Series B Preferred Stock") to the Series B Investors the Company entered into that certain Shareholders Agreement, dated as of December 27, 1995 (the "Original Agreement"), pursuant to which the Shareholders, the Series A Investors and the Series B Investors agreed as to the voting of their shares of capital stock of the Company in elections for the Company's Board of Directors (the "Board").

        B. The Company and the Series D Investors are parties to that certain Series D Preferred Stock Purchase Agreement dated as of January 23, 1998 (the "Series D Agreement") pursuant to which the Company shall issue and sell up to Eight Million Eight Hundred Fifty-Five Thousand Five Hundred Sixty-Five (8,855,565) shares of its Series D Preferred Stock (the "Series D Preferred Stock").

        C. The Company, the Series A Investors and the Series B Investors wish to enter into this Agreement to amend and supersede the voting provisions of the Original Agreement as set forth herein and to extend the rights and obligations provided herein to the Series D Investors.

        NOW THEREFORE, the parties agree as follows:

        1. Board of Directors.

               a. The Shareholders and Investors hereby agree to vote, from time to time, that number of shares of the capital stock of the Company as to which they have beneficial ownership sufficient to elect and appoint to the Board the following persons: (i) one member as shall be designated, from time to time, by Matrix Partners IV, L.P. ("Matrix") and subsequent assignees and transferees of Matrix; (ii) one member as shall be designated, from time to time, by Greylock Equity Limited Partnership ("Greylock") and subsequent assignees and transferees of Greylock; (iii) two members as shall be designated, from time to time, by the holders of a majority of the Company's outstanding Common Stock (the "Common Holders"); and
(iv) one member as shall be designated, from time to time, by JK&B Capital, L.P. and JK&B Capital II, L.P. (collectively "JK&B") and subsequent assignees and transferees of JK&B. Any determination or designation to be made by the Common Holders for the purpose of this Section 1 shall be made by those members of such group holding a majority of the shares of Common Stock held by such group, and any determination by such majority shall be binding on the remaining members of such group. The parties hereto expect that one of the designees of the Common Holders will be the Chief Executive Officer of the Company. The first appointees of the Common Holders shall be Alain Rossmann and Charles M. Parrish. The first appointee of Matrix shall be Andrew W. Verhalen. The first appointee of Greylock shall be Roger L. Evans. The first appointee of JK&B shall be David Kronfeld. In the event that any director elected pursuant to the terms hereof ceases to serve as a member of the Board, the Company, the Investors and the Shareholders agree to take all such action as is reasonable and necessary, including the voting of shares of capital stock of the Company by the Shareholders and Investors as to which they have beneficial ownership, to cause the election or appointment of such other substitute person to the Board as may be designated on the terms as herein provided. The Company shall promptly give the Investors written notice of any election to or appointment of, or change in composition of, the Board.

               b. The representatives of each of Matrix, Greylock, JK&B and the Common Holders shall each be subject to approval by a majority of the members of the Board, which approval shall not be unreasonably withheld unless the identity of a particular nominee may, in the good faith opinion of a majority of said Board, (i) result in the unauthorized disclosure of confidential information of the Company, its affiliates, licensors, customers or suppliers; (ii) adversely affect any existing or proposed relationships of the Company with its affiliates, licensors, customers or suppliers; or (iii) otherwise adversely and materially affect the interests of the Company.

               c. During the term of this Agreement, the Shareholders and the Investors agree to vote their shares of capital stock of the Company and otherwise to take such action so as to maintain that the number of directors on the Board shall be variable, between three (3) and five (5), which such number shall, as of the date of this Agreement, be fixed at five (5). The size of the Board or number of fixed directors may be changed upon the prior written consent of Shareholders holding a majority of the shares of Common Stock held by all Shareholders.

               d. Each of the Shareholders, Investors and the Company agree not to take any actions which would materially and adversely affect the provisions of this Agreement and the intention of the parties with respect to the composition of the Board as herein stated.

        2. Transferees; Legends on Certificates.

               a. All transferees or assignees of shares of capital stock of the Company from Shareholders and the Investors shall be bound by and subject to the terms and conditions of this Agreement.

               b. The Shareholders and Investors agree that all share certificates now or hereafter held by them will be stamped or otherwise imprinted with a legend in the following form:

"THE SHARES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS IN REGARD TO THEIR VOTING RIGHTS BY THE PROVISIONS OF AN AGREEMENT, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE SECRETARY OF THE CORPORATION."

               c. Upon the sale by the Company of Series D Preferred Stock to Series D Investors, each such Series D Investors shall, without further action required on the part of any then Investors or the Shareholders, become a party to this Agreement and shall thereafter hold any shares of Series D Preferred Stock held by such person subject to all of the terms, conditions and rights set forth in this Agreement.

        3. Term. This Agreement shall commence on the date first above written and shall terminate upon the first to occur of the following events:

               a. The agreement in writing to terminate this Agreement by (i) the Company, (ii) Shareholders holding a majority of the shares of Common Stock of the Company, and (iii) Investors holding a majority of the shares of Common Stock and Preferred Stock (counted on an as-converted basis) of the Company then held by all Investors;

               b. The adjudication by a court of competent jurisdiction that the Company is bankrupt or insolvent;

               c. The filing of a certificate of dissolution of the Company; or

               d. Upon the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Securities Act of 1933, as amended, in connection with the firm commitment underwritten offering of its securities to the general public;

               e. The closing of the Company's sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger or consolidation resulting in the exchange of fifty percent (50%) of the shares of all outstanding classes of the Company's capital stock for securities or consideration issued, or caused to be issued, by the acquiring entity or its subsidiary; or

               f. At such time as the Company is required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

        4. Assignment, Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the executors, administrators, legal representatives, heirs, successors, and assigns of the parties hereto; provided, however, that no party may be assigned any of the foregoing rights unless the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided further that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement. The numbers of shares set forth in the foregoing provisions of this Agreement shall be subject to automatic appropriate proportional adjustment to reflect any subsequent subdivisions (stock splits), combinations (reverse stock splits), and dividends of such shares and recapitalizations, reclassifications and other similar corporate rearrangements affecting such shares after the date hereof.

        5. Effectiveness. This Agreement shall become effective upon the first closing of the sale of the Series D Preferred Stock pursuant to the Series D Agreement.

        6. Miscellaneous.

               a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made among residents of, and wholly to be performed in, California.

               b. Further Instruments. From time to time, each party hereto shall execute and deliver such instruments and documents as may be reasonably necessary to carry out the purposes and intent of this Agreement.

               c. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the executors, administrators, legal representatives, heirs, successors, and assigns of the parties hereto.

               d. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               e. Entire Agreement. This document constitutes and contains the entire agreement of the parties and supersedes any and all prior negotiations, correspondence, understandings and agreements among the parties respecting the subjects matter hereof.

               f. Amendments and Waivers. Any terms of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company, Shareholders holding a majority of the total shares of the Capital Stock of the Company held by all Shareholders and Investors holding a majority of the total shares of the Capital Stock of the Company held by all Investors. Any amendment or waiver effected in accordance with this Section shall be binding upon all Investors, all Shareholders, their transferees and assignees, and the Company.

        7. Notices Etc. Except as otherwise specifically provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three (3) days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (a) if to an Investor, at such Investor's address as set forth on the Schedule of Investors attached to this Agreement, or at such other address as such Investor shall have furnished to the Company in writing in accordance with this Section 7, (b) if to any other holder of the Preferred Stock and Common Stock issued upon conversion hereof to whom the Rights have been transferred in accordance with Section 4 hereof, at such address as such holder shall have furnished the Company in writing in accordance with this Section 7, or, until any such holder so furnishes an address to the Company, (c) if to a Shareholder, at such address as such Shareholder shall have last furnished the Company in writing, or (d) if to the Company, at its principal office.

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:

                                                   /s/ ALAIN ROSSMANN
UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By: /s/ Alan J. Black
   ----------------------------------------        ----------------------------------
Title: Chief Financial Officer                     Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:

-------------------------------------------
Print Name

-------------------------------------------
Signature

-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:
MATRIX IV ENTERPRENEURS FUND, L.P.
-------------------------------------------
Print Name of Investor/Entity
/s/ [SIG]
-------------------------------------------
Signature of Authorized Representative
GENERAL PARTNER
-------------------------------------------
Title

SERIES B INVESTORS:
MATRIX IV ENTERPRENEURS FUND, L.P.
-------------------------------------------
Print Name of Investor/Entity
/s/ [SIG]
-------------------------------------------
Signature of Authorized Representative
GENERAL PARTNER
-------------------------------------------
Title

SERIES D INVESTORS:
MATRIX IV ENTERPRENEURS FUND, L.P.
-------------------------------------------
Print Name
/s/ [SIG]
-------------------------------------------
Signature
GENERAL PARTNER
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:
C.V. SOFINNOVA VENTURES PARTNERS III
-------------------------------------------
Print Name of Investor/Entity

/s/ ALAIN AZAN
-------------------------------------------
Alain Azan

General Partner, Sofinnova Management L.P.
-------------------------------------------
Title

SERIES B INVESTORS:
C.V. SOFINNOVA VENTURES PARTNERS III
-------------------------------------------
Print Name of Investor/Entity

/s/ ALAIN AZAN
-------------------------------------------
Alain Azan

General Partner, Sofinnova Management L.P.
-------------------------------------------
Title

SERIES D INVESTORS:
C.V. SOFINNOVA VENTURES PARTNERS III
-------------------------------------------
Print Name

/s/ ALAIN AZAN
-------------------------------------------
Alain Azan

General Partner, Sofinnova Management L.P.
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:
Greylock Equity Limited Partnership
by Greylock Equity GP Limited Partnership
-------------------------------------------
Print Name of Investor/Entity
It General Partner

/s/ ROGER L. EVANS
-------------------------------------------
Roger L. Evans

General Partner
-------------------------------------------
Title

SERIES B INVESTORS:
Greylock Equity Limited Partnership
by Greylock Equity GP Limited Partnership
-------------------------------------------
Print Name of Investor/Entity
Its General Partner

/s/ ROGER L. EVANS
-------------------------------------------
Roger L. Evans

General Partner
-------------------------------------------
Title

SERIES D INVESTORS:
Greylock Equity Limited Partnership
by Greylock Equity GP Limited Partnership
-------------------------------------------
Print Name

/s/ ROGER L. EVANS
-------------------------------------------
Roger L. Evans

General Partner
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
MASAHIRO UMEMURA
-------------------------------------------
Print Name

/s/ MASAHIRO UMEMURA
-------------------------------------------
Masahiro Umemura

Senior Managing Director, Kyocera Corporation
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
B. STUIVINGA
-------------------------------------------
Print Name

/s/ [SIG]
-------------------------------------------
Signature

Director
ERLING CORPORATION, N.V.
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
REUTERS LIMITED
-------------------------------------------
Print Name
/s/ [SIG]
-------------------------------------------
Signature

France Director
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

WGP Venture Partners III, L.P., General Partner
Of WPG Enterprise Fund II, L.P. and Weiss, Peck
& Greer Venture Associates III, L.P.

by: /s/ GILL COGAN
   ----------------------------------------
   Gill Cogan, General Partner


SERIES D INVESTORS:

WGP Venture Partners III, L.P., General Partner
Of WPG Enterprise Fund II, L.P. and Weiss, Peck
& Greer Venture Associates III, L.P.

by: /s/ GILL COGAN
   ----------------------------------------
   Gill Cogan, General Partner



                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
JK & B Capital, L.P.
By: JK & B Management, L.L.C

JK & B Capital, L.P.
Its: General Partner

/s/ David Kronfeld
-------------------------------------------
Signature

Manager
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
Yusai Okuyama
-------------------------------------------
Print Name

/s/ YUSAI OKUYAMA
-------------------------------------------
Yusai Okuyama

DDI. President
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
JAMES YAO, Asio Tech Ventures
-------------------------------------------
Print Name

/s/ JAMES YAO
-------------------------------------------
James Yao

Executive Director
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
CITICORP
-------------------------------------------
Print Name

/s/ RONALD A. WALTER
-------------------------------------------
Ronald A. Walter

Vice President
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:

-------------------------------------------
Print Name
/s/ [SIG]
-------------------------------------------
Signature

-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
Nexus Capital Partners 1, L.P.
-------------------------------------------
Print Name

/s/ WILLIAM WEATHERSBY
-------------------------------------------
William Weathersby

Principal
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
TED MAKSIMOWSKI
-------------------------------------------
Print Name

/s/ TED MAKSIMOWSKI
-------------------------------------------
Ted Maksimowski

VP, Corporate Development
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
Sienna Limited Partnership II
-------------------------------------------
Print Name

/s/ DANIEL L. SKOFF
-------------------------------------------
Daniel L. Skoff

Chairman of the GP
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
MICHAEL MOH FOR ZAYUCEL LTD.
-------------------------------------------
Print Name

/s/ MICHAEL MOH
-------------------------------------------
Michael Moh

Officer
-------------------------------------------
Title

                                VOTING AGREEMENT

        IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

COMPANY:                                           SHAREHOLDERS:


UNWIRED PLANET, INC.,                              ----------------------------------
a Delaware corporation                             Alain Rossmann

By:
   ----------------------------------------        ----------------------------------
Title:                                             Charles M. Parrish
      -------------------------------------
                                                   ----------------------------------
                                                   Bruce V. Schwartz
SERIES A INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES B INVESTORS:

-------------------------------------------
Print Name of Investor/Entity

-------------------------------------------
Signature of Authorized Representative

-------------------------------------------
Title

SERIES D INVESTORS:
Sienna Limited Partnership II
-------------------------------------------
Print Name

/s/ DANIEL L. SKOFF
-------------------------------------------
Daniel L. Skoff

Chairman of the GP
-------------------------------------------
Title

                                VOTING AGREEMENT

                              UNWIRED PLANET, INC.

                          AMENDMENT TO VOTING AGREEMENT


        This Amendment dated as of February 19, 1998 (the "Amendment") amends that certain Voting Agreement dated as of January 23, 1998 (the "Voting Agreement") by and among Unwired Planet, Inc., a Delaware corporation (the "Company"), the shareholders as listed therein (the "Shareholders"), and the investors (the "Investors") who are signatories thereto. Unless the context otherwise requires, all capitalized terms used herein shall have the same meanings as set forth in the Voting Agreement.

                                    RECITAL:

        The Company's Series D Preferred Stock Purchase Agreement dated January 23, 1998 is being amended concurrently herewith (the "Purchase Agreement Amendment") to authorize the issuance of up to 811,761 additional shares of the Company's Series D Preferred Stock (the "Additional Shares") and the parties wish to provide that the Additional Shares will be considered "Series D Preferred Stock" under such Voting Agreement. Section 6(f) of the Voting Agreement permits the amendment of the Voting Agreement by the Company and the consent of (a) the holders of a majority of the outstanding Capital Stock held by the Shareholders and (b) the holders of a majority of the outstanding Capital Stock held by the Investors.

        THE PARTIES HEREBY AGREE AS FOLLOWS:

        1.     Amendment.

               (a) The term "Series D Preferred Stock" as defined in the Voting Agreement shall be deemed to include the Additional Shares.

               (b) The term "Series D Investors" as defined in the Voting Agreement shall be deemed to include the purchasers of the Additional Shares.

               (c) The term "Series D Agreement" as defined in the Voting Agreement is defined to mean the Series D Agreement, as amended by the Purchase Agreement Amendment.

        2. Required Signatures. The provisions of this Amendment shall be effective upon execution by the Company and by the holders of a majority of the Capital Stock held by the Shareholders and by the holders of a majority of the Capital Stock held by the Investors.

        3. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

COMPANY:                                           SHAREHOLDERS:

UNWIRED PLANET, INC.,
a Delaware corporation                             ----------------------------------
                                                   Alain Rossmann

By:
   --------------------------------------          ----------------------------------
Title:                                             Charles M. Parrish


                                                   ----------------------------------
                                                   Bruce V. Schwartz


INVESTORS:


-----------------------------------------
Print Name of Investor/Entity


-----------------------------------------
Signature of Authorized Representative


-----------------------------------------
Title